UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2022

MIND MEDICINE (MINDMED) INC.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 208-2454

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2022, Mind Medicine (MindMed) Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC and Cantor Fitzgerald & Co., as representatives of the Underwriters named therein (the “Underwriters”), to issue and sell 7,058,823 common shares (the “Common Shares”) of the Company, no par value (“Shares”) and warrants (the “Warrants”) to purchase up to 7,058,823 common shares (the “Warrant Shares”), in an underwritten public offering pursuant to an effective registration statement on Form S-3 (File No. 333-264648) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission (the “Offering”). The combined offering price to the public is $4.25 per Share and accompanying Warrant. The gross proceeds from the Offering will be approximately $30.0 million, before deducting underwriting discounts and estimated offering expenses. The closing of the Offering is expected to occur on September 30, 2022, subject to customary closing conditions. No distribution under the Offering shall occur in Canada or to a person resident in Canada.

Each Warrant will have an initial exercise price per share of $4.25, subject to certain adjustments. Each Warrant will be exercisable for one Common Share immediately after issuance and will expire on September 30, 2027. A holder (together with its affiliates and other attribution parties) may not exercise any portion of a Warrant to the extent that immediately prior to or after giving effect to such exercise the holder would own more than 9.99% of the Company’s outstanding Common Shares, which percentage may be changed at the holder’s election to a lower or higher percentage not in excess of 9.99% (if exceeding such percentage would result in a change of control under Nasdaq Listing Rule 5635(b) or any successor rule) upon 61 days’ notice to the Company subject to the terms of the Warrants.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, and were solely for the benefit of the parties to such agreement. A copy of the Underwriting Agreement and the form of Warrant are filed as Exhibits 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Underwriting Agreement and the Warrants is qualified in its entirety by reference to such exhibits. A copy of the opinion of Osler, Hoskin & Harcourt LLP as to the legality of the Common Shares and Warrant Shares to be issued and sold in the Offering and related consent is filed as Exhibit 5.1 to this Current Report on Form 8-K. A copy of the opinion of Cooley LLP as to the legality of the Warrants to be issued and sold in the Offering and related consent is filed as Exhibit 5.2 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On September 27, 2022, the Company issued a press release announcing the commencement of the Offering. Also on September 27, 2022, the Company issued a press release announcing that it had priced the Offering. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Caution Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K related to the Company constitute “forward-looking information” within the meaning of applicable securities laws and are prospective in nature. Forward-looking information is not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may”, “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential” or “continue”, or the negative thereof or similar variations. Forward-looking information in this Current Report on Form 8-K include, but are not limited to, the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. There are numerous risks and uncertainties that could cause actual results and the Company’s plans and objectives to differ materially from those expressed in the forward-looking information, such as those risks discussed or referred to herein and the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the period ended June 30, 2022 and in the Preliminary Prospectus Supplement related to the Offering under headings such as “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company’s profile on SEDAR at www.sedar.com and with the U.S. Securities and Exchange Commission on EDGAR at www.sec.gov. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events, changes in expectations or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement by and between Mind Medicine (MindMed) Inc. and RBC Capital Markets, LLC and Cantor Fitzgerald & Co., as representatives of the underwriters named therein, dated September 27, 2022.

4.1	Form of Warrant.

5.1	Opinion of Osler, Hoskin & Harcourt LLP.

5.2	Opinion of Cooley LLP.

23.1	Consent of Osler, Hoskin & Harcourt LLP (included in Exhibit 5.1).

23.2	Consent of Cooley LLP (included in Exhibit 5.2)

99.1	Press Release, titled “MindMed Announces Proposed Public Offering of Common Shares,” dated September 27, 2022.

99.2	Press Release, titled “MindMed Announces Pricing of Public Offering of Common Shares and Warrants,” dated September 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date: September 29, 2022	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer